THIRD AMENDED AND RESTATED

SHAREHOLDERS AGREEMENT

among

MEDECISION, INC.,

THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO

AS THE SERIES A INVESTORS,

THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO

AS THE MANAGEMENT SHAREHOLDERS,

THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO

AS THE SERIES B INVESTORS

THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AS THE SERIES C

INVESTORS

and

THE PERSONS DESIGNATED HEREIN AS EMPLOYEE SHAREHOLDERS

DATED JANUARY 11, 2002

THIRD AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS THIRD AMENDED AND RESTATED SHAREHOLDERS AGREEMENT, (this “Agreement”) is entered into as of January 11, 2002, by and among MEDecision, Inc., a Pennsylvania corporation (the “Company”), the persons listed on the signature pages hereto as Series A Investors (the “Series A Investors”), the persons listed on the signature pages hereto as Management Shareholders (the “Management Shareholders”), the persons listed on the signature pages hereto as the Series B Investors, whether or not a representative of such investor signs this Agreement (the “Series B Investors”), the persons listed on the signature pages hereto as the Series C Investors (the “Series C Investors,” and together with the Series A Investors and the Series B Investors, the “Investor Shareholders”). By way of clarification, unless expressly listed as a Series C Investor on the signature pages hereto, no Employee Shareholder shall be included in the defined term “Series C Investor” or “Investor Shareholder.” The Investor Shareholders together with the Management Shareholders, the Employee Shareholders, the holders of Forced Conversion Common Stock (as hereinafter defined) and any other persons who shall hereafter acquire Equity Securities (as hereinafter defined) of the Company and execute a counterpart hereto pursuant to the provisions of, and subject to the restrictions and rights set forth in, this Agreement, are referred to herein collectively as the “Shareholders” and individually as a “Shareholder.” Notwithstanding the foregoing or Exhibit A (except as provided in Section 3.3. hereof), a person shall no longer be considered a Series B Investor, Series C Investor, Senior Investor, or Investor Shareholder if such person’s Senior Preferred Stock is converted into Common Stock pursuant to Section 4.2(b)(vi)(C) or Section 4.3(b)(vi)(C) of the Charter (“Forced Conversion Common Stock”); but such person shall otherwise remain a Shareholder, pursuant to the provisions of and subject to the restrictions and rights set forth in this Agreement.

WHEREAS, the Series A Investors and the Management Shareholders own an aggregate of 2,333,333 shares of Series A Convertible Preferred Stock, no par value, of the Company (the “Series A Preferred Stock”) and 3,100,000 shares of common stock, no par value, of the Company (the “Common Stock”);

WHEREAS, the Series C Investors acquired an aggregate of 3,566,371 shares of Series C Convertible Preferred Stock, no par value of the Company (the “Series C Preferred Stock”), pursuant to a Series C Convertible Preferred Stock Purchase Agreement among the Company and the Series C Investors dated September 25, 2001 (the “Series C Purchase Agreement”) and may issue additional shares of Series C Preferred Stock pursuant to one or more additional closings thereunder;

WHEREAS, the Series B Investors acquired an aggregate of 6,416,487 shares of Series B Convertible Preferred Stock, no par value of the Company (the “Series B Preferred Stock”), pursuant to the Series B Convertible Preferred Stock Purchase Agreement among the Company and the Series B Investors dated June 20, 2000, as amended (the “Series B Purchase Agreement”);

WHEREAS, the Company’s Series A Investors, the Management Shareholders, the Series B Investors and the Series C Investors entered into a Second Amended and Restated Shareholders Agreement dated September 25, 2001 (the “Second Amended and Restated Shareholders Agreement”) which agreement may be amended with the consent of (i) holders of two-thirds of the outstanding shares of Series A Preferred Stock, (ii) holders of two-thirds of the outstanding shares of both the Series B Stock and the Series C Stock, (iii) holders of a majority of the Equity Securities held by Management Shareholders, and (iv) the Company (the “Required Signatures”);

WHEREAS, the Company and the Investor Shareholders desire to create an incentive for employees of the Company and to that end have created the Equity Incentive Plan through which certain employees will be granted Series C Stock or options to acquire Series C Stock and the Company and the Investor Shareholders further desire to bind Employee Shareholders to, or exempt the Employee Shareholders from, among other things, rights of first offer, preemptive rights, co-sale rights, drag along rights, corporate governance rights and certain other rights and obligations as more fully described herein ; and

WHEREAS, the signatures to this Agreement constitute the Required Signatures for amending the Amended and Restated Shareholders Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth in this Agreement, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.	DEFINITIONS

For all purposes of this Agreement, certain capitalized terms specified in Exhibit A shall have the meanings set forth in Exhibit A, except as otherwise expressly provided.

2.	DIRECTORS OF THE COMPANY
2.1.	Directors

(a) Until the earlier of the closing of the QIPO or such time as the Senior Investors shall no longer own at least thirty percent (30%) of the Senior Preferred Stock owned by such Shareholders on the date hereof, the Company and each Shareholder (for so long as such Shareholder owns any Equity Securities of the Company) shall take or cause to be taken all such action within their respective power and authority as may be required:

(i) to establish and maintain the authorized size of the Board of Directors of the Company at eight (8) directors; provided, however, that each Shareholder agrees to take such action as may reasonably be requested by the Company (A) to add one or more additional directors to the Board of Directors of the Company in connection with an Approved Transaction, where the other party to the Approved Transaction is granted the right to participate in the Board of Directors as part of such Approved Transaction; and (B) as necessary to implement the rights of the holders of the Senior Preferred Stock set forth in Section 9.2 of the Series C Purchase Agreement.

(ii) to cause to be elected to the Board of Directors of the Company (A)  three (3) individuals designated in writing from time to time by the Investor Shareholders, (B) two (2) additional individuals designated in writing from time to time by the Investor Shareholders, such nominees being neither a Shareholder or Company employee, nor a shareholder or limited partner or employee of an Investor Shareholder or general partner or manager thereof, (C) two (2) individuals nominated in writing from time to time by the Management Shareholders, and (D) one (1) additional individual nominated in writing from time to time by the Management Shareholders, such nominee being neither a Shareholder or a Company employee, nor a shareholder or limited partner or employee of an Investor Shareholder or general partner or manager thereof (all directors elected under this Section 2.1 are referred to herein collectively as the “Directors” and individually as a “Director”).

(iii) to maintain the quorum requirements for actions of the Board of Directors under the applicable law of the jurisdiction of incorporation; and to maintain the voting requirements for actions of the Board of Directors at a majority of directors present at a meeting at which there is a quorum, except in respect of such matters as this Agreement, the Charter or the By-laws may impose a greater voting requirement;

(iv) to cause to be removed forthwith from the Board of Directors any Director originally nominated pursuant to Section 2.1(b)(ii) above, when the Shareholder(s) which nominated that Director (the “Designating Shareholder”) request(s) such removal, which request may be made for any reason, with or without Cause, and not to remove a Director so nominated for any other reason other than for Cause;

(v) in the case of death, resignation, or other removal as herein provided of a Director, to elect another person designated by the Designating Shareholder to fill the vacancy created thereby; and

(vi) to prevent any action from being taken by the Board of Directors of the Company during the pendency of any vacancy due to death, resignation or removal of a Director, unless the Designating Shareholder shall have failed for a period of five days after written notice from the Company of the vacancy to designate a replacement.

(b) Each Shareholder acknowledges and agrees that each of the Directors nominated and elected in accordance with this Agreement shall exercise his or her business judgment and otherwise serve as directors of the Company for the benefit of all shareholders of the Company and shall have no obligation or entitlement to treat the Shareholder nominating such person to the position of Director more favorably or differently than any other shareholder of the Company.

2.2	Observation Rights

For so long as such Shareholder shall hold at least thirty percent (30%) of the Equity Securities of the Company owned by such Shareholder on the date hereof, each of Grotech and each Series A Investor, excluding the Series A Investor that has a representative serving as a Director pursuant to Section 2.1(a)(ii)(A) hereof, shall have the right to have one person attend all meetings of the Board of Directors and committees thereof as an observer, in each case reasonably acceptable to the Company. The Company shall provide each such person with all information provided to its Board of Directors, provided such person agrees to keep such information confidential and return same to the Company upon the request of the Company, but no such person shall have the right to vote on any matter that comes before the Board of Directors. Except as set forth in this Section 2.2, this right shall be in addition to any right to designate one or more Directors granted under Section 2.1.

2.3	Special Voting Matters

Whenever any of the following acts, decisions, expenditures and obligations shall be undertaken or incurred by the Company with the approval of the Board of Directors of the Company, the Board of Directors shall approve such action by at least a majority of the Directors then present at a meeting or otherwise voting, provided a quorum is represented, unless otherwise provided in the Bylaws of the Company; provided that no such action shall be deemed to have been approved by the Board of Directors unless such majority approving same shall include each of the Directors designated by the Investor Shareholders pursuant to Section 2.1(a)(ii)(A) (which consent shall not be unreasonably withheld):

(a) declare or pay any cash dividends on any class or series of the Equity Securities;

(b) sell or otherwise dispose of any assets having a value in excess of $250,000, other than in the Ordinary Course of Business;

(c) expend or commit to expend funds in excess of $250,000 per year for capital improvements;

(d) enter into any lease, agreement or transaction outside the Ordinary Course of Business which requires the Company to expend in excess of $250,000 in any twelve month period;

(e) incur, guarantee or otherwise assume (unless assumed in connection with an Approved Transaction) any obligation or any indebtedness for borrowed money in excess of $250,000;

(f) change the Company’s principal business location;

(g) engage in any business materially different from the business of the Company as conducted on the date hereof;

(h) modify the use of proceeds from the sale of the Series C Preferred Stock as set forth in the Series C Purchase Agreement; or

(i) increase the compensation payable to any Executive Officer of the Company other than in the ordinary course of business consistent with past practice.

2.4	Board of Director Meetings

The Company shall use its best efforts to cause the Board of Directors to meet no less than once each calendar quarter.

2.5	Director Expenses

The Company shall reimburse each non-employee Director for all reasonable expenses incurred by that person in attending any Board or committee meetings.

3.	TRANSFER OF EQUITY SECURITIES
3.1.	Restrictions on Transfer of Shares of Equity Securities by the Shareholders

No Shareholder shall Transfer any shares of Equity Securities except pursuant to this Section 3 other than transfers to the Company or in connection with a public offering under the Act. No Transfer of shares of Equity Securities in violation of this Agreement shall be made or recorded on the books of the Company, and any Transfer shall be void and of no effect. Each transferee described in this Section 3 shall, upon consummation of such Transfer, be deemed a Shareholder who is a party to and bound by the provisions of this Agreement. In addition to the restrictions imposed by Section 3, so long as they are employed by the Company, the Management Shareholders shall not Transfer their Shares without the prior written consent of Grotech.

3.2.	Rights of First Refusal
3.2.1.	First Refusal Rights

No Shareholder or Shareholders shall (during his or her lifetime, in the case of an individual) Transfer any Equity Securities now or hereafter held or acquired by such Shareholder to any individual or entity except upon receipt of a bona fide third party offer (a “Third Party Offer”) and after the Shareholder or Shareholders desiring to make the Transfer (the “Selling Shareholder”) shall first deliver a written notice (the “Transfer Notice”) to each Investor Shareholder, to the Company, and to David St. Clair specifying (i) the name and address of the individual or entity making the Third Party Offer, (ii) the number and class or series of Equity Securities which the Selling Shareholder wishes to sell (the “Offered Shares”), (iii) the cash or other purchase price offered for the Equity Securities (the “Offer Price”), (iv) any other terms and conditions of the Transfer and (v) a copy of the Third Party Offer. The Transfer Notice shall constitute an irrevocable offer by the Selling Shareholder to sell to each Investor Shareholder, to the Company, and to David St. Clair, as hereinafter in this Section 3.2 provided, the Offered Shares at the price and under the same terms and conditions as contained in the Transfer Notice.

3.2.2.	Senior Investor Rights

Within ten (10) Business Days following its receipt of the Transfer Notice, each Senior Investor shall notify the Series A Investors, the Company, David St. Clair and the Selling Shareholder as to the number of the Offered Shares, if any, that the Senior Investor is electing to purchase (each such notice being a “Senior Acceptance”) based on the pro rata beneficial ownership by such Senior Investor of Equity Securities. A pro rata share, for purposes of this Section 3, is the portion of the Offered Shares (or, with respect to Section 3.5, New Securities) obtained by multiplying the total Offered Shares (or New Securities proposed to be issued) by a fraction, the numerator of which is the sum of the number of shares of Common Stock then held by the applicable Shareholder plus the number of shares of Common Stock issuable upon exercise or conversion, as the case may be (“Conversion Shares”), of all Convertible Securities held by such Shareholder, and the denominator of which is the total number of shares of Common Stock and Conversion Shares then outstanding (“Pro Rata Share”). Notwithstanding the foregoing, to the extent that David St. Clair, Carl Smith or Kevin Gilbert shall exercise their rights as Senior Investors under this Section 3.2.2., the determination of each of their Pro Rata Share shall include in the numerator their shares of Senior Preferred Stock and those shares of Common Stock issued upon conversion of the Senior Preferred Stock and shall not include any shares acquired pursuant to the Equity Incentive Plan or any shares of Common Stock held on the date hereof or otherwise issued, unless agreed in writing by Senior Investors holding at least sixty percent (60%) of the then outstanding Senior Preferred Stock. Each Senior Investor shall have the right of over subscription such that if any Senior Investor having a similar right of first refusal fails to exercise the right to purchase its Pro Rata Share of the Offered Shares, the Company shall promptly notify the other Senior Investors and the other Senior Investors may purchase the non-purchasing Senior Investor’s portion on a pro rata basis, within five (5) Business Days of the date of this subsequent notice from the Company. Each Senior Acceptance shall be deemed to be an irrevocable commitment to purchase from the Selling Shareholder(s) that number of the Offered Shares which the notifying Senior Investor has elected to purchase pursuant to its Senior Acceptance, or any such lesser amount as a result of any reduction required. If any Offered Shares remain unpurchased after the process described in this Section 3.2.2 (such Shares being referred to as the “First Remaining Shares”), the Company shall provide a written notice (the “Series A Notice”) to the Series A Investors and David St. Clair of the number of First Remaining Shares.

3.2.3.	Series A Investor Rights

If the Senior Investors do not elect to purchase all of the Offered Shares pursuant to Section 3.2.2., then the Series A Investors shall have the right to purchase any First Remaining Shares. Within ten (10) Business Days following its receipt of the Series A Notice, each Series A Investor shall notify the Senior Investors, the Company, David St. Clair and the Selling Shareholder(s) as to the number of the First Remaining Shares, if any, that the Series A Investor is electing to purchase (each such notice being an “Series A Acceptance,” and, collectively with each Senior Acceptance, a “Shareholder Acceptance”) based on such Series A Investor’s Pro Rata Share. Each Series A Investor shall have the right of over subscription such that if any Series A Investor having a similar right of first refusal fails to exercise the right to purchase its Pro Rata Share of the First Remaining Shares, the Company shall promptly notify the other Series A Investors and the other Series A Investors may purchase the non-purchasing Series A Investor’s portion on a pro rata basis, within five (5) Business Days of the date of this subsequent notice from the Company. Each Series A Acceptance shall be deemed to be an irrevocable commitment to purchase from the Selling Shareholder(s) that number of the First Remaining Shares which the notifying Series A Investor has elected to purchase pursuant to its Series A Acceptance, or any such lesser amount as a result of any reduction required. If any Offered Shares remain unpurchased after the process described in this Section 3.2.3 (such Shares being referred to as the “Second Remaining Shares”), the Company shall provide a written notice to David St. Clair of the number of Second Remaining Shares.

3.2.4.	Company Rights

If the Series A Investors do not elect to purchase all of the First Remaining Shares pursuant to Section 3.2.3., then the Company shall have the right to purchase any Second Remaining Shares. Within ten (10) Business Days from the last date that an Series A Investor could elect to purchase any of the First Remaining Shares, the Company shall notify the Senior Investors, the Series A Investors, David St. Clair and the Selling Shareholder as to the number of the Second Remaining Shares, if any, that the Company is electing to purchase (each such notice being a “Company Acceptance”). Each Company Acceptance shall be deemed to be an irrevocable commitment to purchase from the Selling Shareholder(s) that number of the Second Remaining Shares which the Company has elected to purchase pursuant to its Company Acceptance. If the Company does not elect to purchase all of the Second Remaining Shares, the Company Acceptance shall include the number of Second Remaining Shares not purchased by it (the “Final Remaining Shares”).

3.2.5.	David St. Clair Rights

If the Company fails to elect to purchase the remainder of the Second Remaining Shares pursuant to Section 3.2.4., then David St. Clair shall have the right to purchase any Final Remaining Shares. Within ten (10) Business Days following his receipt of the Company Acceptance, David St. Clair shall notify the Senior Investors, the Series A Investors, the Company and the Selling Shareholder as to the number of the Final Remaining Shares, if any, that he is electing to purchase (each such notice being a “St. Clair Acceptance”). Each St. Clair Acceptance shall be deemed to be an irrevocable commitment to purchase from the Selling Shareholder(s) that number of the Final Remaining Shares which David St. Clair has elected to purchase pursuant to his St. Clair Acceptance.

3.2.6.	Sale by Selling Shareholder

If the Senior Investors, the Series A Investors, the Company and David St. Clair do not deliver to the Selling Shareholder Senior Acceptances, Series A Acceptances, a Company Acceptance or St. Clair Acceptance (any of the foregoing, an “Acceptance”), respectively, to purchase all of the Offered Shares within the time periods set forth in Sections 3.2.2., 3.2.3., 3.2.4. and 3.2.5. above, the Selling Shareholder (a) shall be under no obligation to sell any of the Offered Shares to the Senior Investors, the Series A Investors, the Company or to David St. Clair, unless the Selling Shareholder so elects, and (b) may, within a period of ninety (90) days from the last date that David St. Clair could elect to purchase any of the Final Remaining Shares, sell all, but not less than all, of the Offered Shares to one or more Third Parties (each a “Third Party Transferee”), for cash or other consideration substantially on the terms specified in the Transfer Notice; provided that if there is more than one Third Party Transferee, the Selling Shareholder in good faith must obtain binding and definitive commitments to purchase all the Offered Shares within the 90-day period before any sale to a Third Party Transferee of the Offered Shares may take place. As a condition to and upon any such sale, the Third Party Transferee of the Offered Shares shall execute an agreement in form and substance satisfactory to the Senior Investors, the Series A Investors, the Company and David St. Clair pursuant to which the Third Party Transferee agrees that the Equity Securities it acquired from the Selling Shareholder are subject to the provisions of this Agreement. Any Third Party Transferee to whom Offered Shares are Transferred pursuant to and in compliance with this Section 3 (including Section 3.3 hereof) shall, upon consummation of such Transfer, be deemed a Shareholder who is party to and bound by the provisions of this Agreement. If the Selling Shareholder does not complete the sale of the Offered Shares within the 90-day period, or does not propose to complete the sale of the Offered Shares on substantially the same terms and conditions as set forth in the Transfer Notice, then the provisions of this Section 3 shall again apply, and no Transfer of Shares held by the Selling Shareholder shall be made otherwise than in accordance with the terms of this Agreement.

3.2.7.	Closing

The closing of purchases of Offered Shares by the Senior Investors and the First Remaining Shares by the Series A Investors, the Second Remaining Shares by the Company and Final Remaining Shares by David St. Clair (or their respective designees) pursuant to this Section 3.2. shall take place within ninety (90) days after the date of the Transfer Notice at 11:00 A.M. local time at the principal offices of the Company, or at such other date, time or place as the parties to the sale may agree. At least five (5) business days prior to the closing, the Company shall notify the Selling Shareholder(s) in writing of the name and number of purchasers and the portion of the Offered Shares to be purchased by the Senior Investors, Series A Investors, the Company or David St. Clair. At the closing, the Selling Shareholder(s) shall sell, transfer and deliver to the Senior Investors, Series A Investors, the Company, and David St. Clair, if any are participating in the purchase, full right, title and interest in and to the Offered Shares so purchased, free and clear of all liens, security interests or adverse claims of any kind and nature (except as otherwise set forth in the Charter and this Agreement and applicable securities laws) and shall deliver to all participating Shareholders of the Company a certificate or certificates representing the Offered Shares so sold, in each case duly endorsed for transfer or accompanied by appropriate stock transfer powers duly endorsed with signatures guaranteed by a commercial bank, trust company or registered broker dealer. Simultaneously with delivery of the certificates, the participating Senior Investors, Series A Investors, the Company and David St. Clair shall deliver to the Selling Shareholder(s), in full payment of the purchase price of the Offered Shares purchased, (a) any cash consideration for the shares by wire transfer of immediately available funds to the bank and the account designated by the Selling Shareholder(s) and/or (b) any non-cash consideration for the shares in person to the Selling Shareholder(s) at Closing.

3.3.	Co-Sale Rights

To the extent any rights of first refusal are not exercised under Section 3.2. as to all Offered Shares, the Selling Shareholder proposing to effect a sale of Shares constituting at least one percent (1%) of the Equity Securities then outstanding to a Third Party shall afford each other Investor Shareholder (which definition, for purposes of this Section 3.3. only, shall include holders of Forced Conversion Common Stock) the opportunity to participate in the sale with the Selling Shareholder with each Investor Shareholder participating in the sale pro-rata in the same proportion that the Equity Securities beneficially owned by it (on an as-converted basis, with respect to the Preferred Stock) represents of all of the issued and outstanding shares of Equity Securities of the Company (on an as converted basis) owned by the Selling Shareholder and all Investor Shareholders entitled to participate in the sale, and for the same consideration and otherwise on the same terms as the Selling Shareholder sells its Equity Securities. Notwithstanding the foregoing, if the Third Party Offer is made to purchase shares of Preferred Stock only, the right to participate in the sale pursuant to this Section 3.3. shall not extend to Investor Shareholders that hold only shares of Common Stock and no right to participate shall retroactively arise in the event that the Third Party at any time thereafter converts the shares of Preferred Stock so acquired. In the event that any Shareholder shall propose a sale of Equity Securities owned by it as contemplated by this Section 3.3., the Selling Shareholder shall provide written notice to the other Shareholders in accordance with Section 3.2., and each other Investor Shareholder intending to participate in the proposed sale shall state its intention to participate in the Acceptance delivered to the Selling Shareholder in accordance with Section 3.2. within 20 days after the receipt of the written notice. The Investor Shareholders’ right to participate in sales pursuant to this Section 3.3. shall not apply with respect to sales of Equity Securities to the Company.

3.4.	Unlocking Option
3.4.1.	Shareholder Notice; Unlocking Option

If at any time after (a) September 25, 2002, any Shareholder receives a bona fide written offer from an independent third party (a “Bona Fide Offer”) to purchase all or substantially all of the assets or Equity Securities of the Company for cash or cash and notes (a “Sale of the Company”) at a price equivalent to a per share purchase price of at least $6.78 or (b) September 25, 2003, any Shareholder receives a Bona Fide Offer for the Sale of the Company at any price, the Shareholder shall promptly notify the Company in writing of the terms, including the price and conditions, of the Bona Fide Offer, and, upon receipt of the notice from the Shareholder, or, if the Bona Fide Offer is received by the Company directly from the independent third party, the Company shall promptly notify the Senior Investors in writing of the terms, including the price and conditions, of the Bona Fide Offer (the “Company Notice”). Upon receipt of the Company Notice, the Senior Investors shall have the option (the “Unlocking Option”) exercisable in accordance with Section 3.4.2 hereof, for a period of thirty (30) days from the date of the receipt of the Company Notice (the “Senior Option Period”), to elect to require the Company and the other Shareholders either (i) to accept the Bona Fide Offer, or (ii) at the election of the Company, to acquire all the shares of Series B Preferred Stock and Series C Preferred Stock then held by the Senior Investors (the “Senior Shares”) on the same terms, including price, and subject to the same conditions as specified in the Bona Fide Offer. Any election by the Company pursuant to this Section 3.4.1. shall be made at the direction of a majority of the members of the Board of Directors of the Company (with the members of the Board of Directors elected by the Senior Investors abstaining from any such vote).

3.4.2.	Exercise of Unlocking Provision

Senior Investors beneficially owning a majority of the Senior Shares then outstanding (a “Senior Majority”) may exercise the Unlocking Option by notifying the Company in writing of their desire to exercise the Unlocking Option (the “Senior Notice”) prior to the expiration of the Senior Option Period. The Company shall have thirty (30) days from the date of receipt of the Senior Notice to elect whether to accept the Bona Fide Offer or to acquire the Senior Shares pursuant to Section 3.4.1. If the Company declines to acquire the Senior Shares, the Company and the Shareholders hereby agree to take all actions necessary to effect the sale of their Equity Securities or consent to a sale of all or substantially all of the Company’s assets, as applicable, pursuant to the Bona Fide Offer.

3.4.3.	Failure to Consummate the Purchase

If the Company shall fail to consummate the acquisition of the Senior Shares prior to the expiration of one hundred and eighty (180) days from the date of its receipt of the Senior Notice, then the Company and the Shareholders shall accept, and take all actions necessary to effect the sale of their Equity Securities or consent to a sale of substantially all the Company’s assets, as applicable, pursuant to the Bona Fide Offer. If, however, the Bona Fide Offer has been withdrawn prior to such date due to the Company’s inability to timely consummate the acquisition of the Senior Shares, then the Senior Investors shall have the right to elect, in accordance with the procedures set forth herein, to require the Company and the Shareholders to accept the next Bona Fide Offer without providing the Company with the option to acquire the Senior Shares in lieu of accepting the Bona Fide Offer. Notwithstanding the foregoing, if the Bona Fide Offer is withdrawn prior to its rejection by the Company for any reason other than such delay or any other reason within the Company’s control, the Company shall have no further obligation to consummate the purchase of the Senior Shares with respect to that exercise of the Unlocking Option.

3.4.4.	Consideration

The acquisition by the Company of the Senior Shares shall be for cash consideration payable by the Company in cash or, at the Company’s election, cash and notes to the extent such were the terms of the Bona Fide Offer, or such other consideration as each Senior Investor shall agree, in their sole and absolute discretion, to accept. If the Bona Fide Offer is accepted, the Senior Investors shall be entitled to receive the same form of consideration as the other Shareholders.

3.5.	Preemptive Rights

(a) So long as any Preferred Stock is outstanding, the Company hereby grants to each Investor Shareholder the right (but not the obligation) to purchase a Pro Rata Share of any New Securities (as hereinafter defined) that the Company may, from time to time, propose to sell and issue (the “Preemptive Right”).

(b) Whenever the Company proposes to issue New Securities, it shall provide written notice of the terms and conditions of the offering (the “Offering”) to each of the Investor Shareholders (the “Offer Notice”). The Offer Notice shall specify the price and terms and conditions of the Offering, including without limitation the minimum and maximum limits on the amount of New Securities proposed to be sold or issued by the Company pursuant to the Offering and the Pro Rata Share of each Investor Shareholder. The Offer shall by its terms remain open and irrevocable for a period of thirty (30) days from the date such notice is given (the “30-day Period”).

(c) If an Investor Shareholder desires to purchase New Securities in the Offering pursuant to the Preemptive Right, such Investor Shareholder shall evidence its intention to exercise the Preemptive Right by delivering written notice thereof prior to the end of the 30-day Period to the Company specifying the number of the New Securities, if any, that the Investor Shareholder is electing to purchase (each such notice being a “Preemptive Right Acceptance”).

(d) If the maximum number of New Securities offered in the Offering is less than the total number included in all Preemptive Right Acceptances (as verified by the Company), then the number of New Securities to be purchased pursuant to Preemptive Rights shall be allocated as nearly as practicable among each Investor Shareholder who elected to purchase New Securities in the proportion that the number of shares of Equity Securities beneficially owned by the electing Investor Shareholder relative to the Equity Securities beneficially owned by all of the Investor Shareholders electing to purchase Offered Shares. Each Investor Shareholder shall have the right of over subscription such that if any Investor Shareholder having a similar right of first refusal fails to exercise the right to purchase its Pro Rata Share of the Offered Shares, the Company shall promptly notify the other Investor Shareholders and the other Investor Shareholders may purchase the non-purchasing Investor Shareholder’s portion on a pro rata basis, within five (5) Business Days of the date of this subsequent notice from the Company. Each Preemptive Right Acceptance shall be deemed to be an irrevocable commitment to purchase from the Selling Shareholder(s) that number of the Offered Shares which the notifying Investor Shareholder has elected to purchase pursuant to its Preemptive Right Acceptance, or any such lesser amount as a result of any reduction required. The Company shall not be permitted to sell at such closing (or any subsequent closing with respect to which the procedures set forth in this Section 3.5 have not again been followed), more than the maximum number of New Securities set forth in the Offer.

(e) If less than the maximum number of New Securities is to be purchased pursuant to Preemptive Right Acceptances, then, within five (5) days after the end of the 30-day Period, the Company shall give written notice (the “Notice of Refused Securities”) to the Investor Shareholders setting forth the percentage of New Securities for which Preemptive Right Acceptances were not received (the “Refused Securities”). Any Refused Securities may be sold by the Company for a period of one hundred twenty (120) days provided such sale is on the terms and conditions which are in all material respects (including without limitation price, form of consideration, payment period and interest rates) the same as those set forth in the Offer. In the event Investor Shareholders provide Preemptive Right Acceptances which, together with the sales of Refused Securities pursuant to this paragraph, exceed the minimum for the Offering, then at the same time as the closing of the sale of the Refused Securities, each Investor Shareholder providing an Preemptive Right Acceptance shall purchase those New Securities set forth in the Preemptive Offer, as adjusted by the procedures set forth in this Section 3.5.

(f) If at least the minimum amount of New Securities set forth in the Offer is not agreed to be purchased by Investor Shareholders and others, then the Company may rescind all Preemptive Right Purchases by providing written notice of such rescission to each Investor Shareholder providing a Preemptive Right Acceptance and shall not sell any New Securities pursuant to the Offering. Any New Securities as to which Preemptive Right Acceptances are rescinded and any Refused Securities not purchased by others may not be sold or otherwise disposed of until they are again offered to the Investor Shareholders under this Section 3.5.

(g) The restrictions and conditions of this Agreement shall apply to any New Securities purchased by Investor Shareholders pursuant to the Preemptive Right and any person not then an Investor Shareholder who purchases New Securities shall be required to execute a counterpart to this Agreement agreeing to be bound by all the terms and conditions hereof. The obligation of any Investor Shareholder to purchase and the Company to sell such New Securities is further conditioned upon the execution and delivery of a purchase agreement embodying the terms of the Offer which shall be reasonably satisfactory in form and substance to the Company and the purchaser(s) and their counsel.

(h) For purposes of this Section 3.5., “New Securities” shall mean any common stock or preferred stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such common stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into common stock or preferred stock of the Company, but shall not include: (a) shares of Common Stock to be issued upon conversion of the Preferred Stock or upon the exercise of Convertible Securities which were outstanding as of the date of Closing or issued subsequent to the Closing (whether or not such issuance was subject to the procedures of Section 3.5); (b) shares of Common Stock issued or issuable to officers, directors or employees of the Company pursuant to, or issued or issuable upon the exercise of options granted to such persons under, any stock option or other equity incentive plan approved by the Board of Directors provided such issuance does not exceed in the aggregate 8,000,000 shares (such number to be appropriately adjusted to reflect stock splits, stock dividends, combination of shares and the like with respect to the Common Stock); (c) securities offered as consideration for any business combination between the Company and another corporation or entity approved by the Board of Directors; (d) securities issued as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock; (e) securities offered in a QIPO; (f) debt securities with no equity features; (g) securities offered to Strategic Investors; (h) Common Stock issuable upon exercise of those certain warrants issued by the Company on or about May 25, 2000 to certain Shareholders then providing funding to the Company; (i) shares of Series C Preferred Stock to be issued pursuant to Section 2.2(b) of the Series C Purchase Agreement, (j) warrants or shares of Common Stock to be issued upon exercise of warrants, issued to any bank or similar financial institution in connection with a debt financing of the Company approved by the Board of Directors or (k) Convertible Securities issued pursuant to the Equity Incentive Plan or Common Stock issued upon conversion of such Convertible Securities.

(i) Notwithstanding Section 4.4. below, each Investor Shareholder may, from time to time, assign its rights under this Section 3.5 or any portion thereof to any of its Affiliates who acquire Preferred Stock or Conversion Shares in accordance with this Agreement and who agree to be bound under this Agreement, provided it is understood that any limited partner of an Investor Shareholder shall not be an Affiliate solely by virtue of its status as a limited partner. The aggregate Pro Rata Share of each Shareholder and its Affiliates as a group (a “Shareholder Group”) shall be equal for all purposes to the number of securities which would have constituted the Pro Rata Share of such Shareholder had no such assignment been effected, and may be allocated among the members of the Shareholder Group in any manner agreed upon by the Shareholder Group. For purposes of the immediately preceding sentence only, the definition of “Affiliate” shall only include affiliated entities and shall not include individuals.

4.	MISCELLANEOUS
4.1.	Legend

The certificates or other evidence representing the Equity Securities shall bear a legend (the “Legend”) in substantially the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) or state securities laws and cannot be offered, sold or otherwise transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws. The voting rights with respect to, and sale or other disposition of, the securities represented by this certificate are restricted by and subject to the provisions of a Shareholders Agreement dated as of January 11, 2002, as amended from time to time, a copy of which is available for inspection at the offices of the Company.

4.2.	Specific Performance

In addition to any other remedies which the Shareholders may have at law or in equity, the Company and the Shareholders hereby acknowledge that the harm which might result to the Shareholders from breaches by the Company or the Shareholders of their respective obligations to take all necessary actions with respect to the election and the removal of directors of the Company cannot be adequately compensated by damages. Accordingly, the Company and each Shareholder agrees that each other Shareholder shall have the right to have all obligations and undertakings set forth in Section 2 specifically performed by the Company or the other Shareholders, as the case may be, and that any other Shareholder shall have the right to obtain an order or decree of such specific performance in any of the courts of the United States of America or of any state or other political subdivision thereof.

4.3.	Termination

All agreements, covenants and obligations of the parties hereunder shall forthwith become wholly void and of no effect upon the earlier to occur of the following: (i) the closing date of the first QIPO by the Company; or (ii) September 25, 2011. This Agreement shall terminate as to any Shareholder when such Shareholder ceases to own any Equity Securities. Additionally, the agreements, covenants and obligations of the parties benefiting a Senior Investor pursuant to Sections 3.2.2, 3.4, and 3.5 shall terminate as to any Senior Investor if such Senior Investor’s Senior Preferred Stock becomes Forced Conversion Common Stock.

4.4.	Assignment

Neither the Company nor any Shareholder shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, unless (a) such person shall have obtained the prior written consent of each of the Investor Shareholders or (b) such assignment is in connection with a transfer of Equity Securities described in and permitted by Section 3 hereof. Notwithstanding the foregoing, the board observation rights contained in Section 2.2. shall not inure to the benefit of any transferee other than an Affiliate of a Shareholder. Any purported assignment of this Agreement contrary to the terms hereof shall be null and void and of no force and effect.

4.5.	Entire Agreement; Amendment

This Agreement, including the Appendices hereto constitutes the entire agreement among the parties hereto with respect to the matters provided for herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. The Company, the Series A Investors, the Series B Investors, the Series C Investors and the Management Shareholders, each a party to the Second Amended and Restated Shareholders Agreement, hereby agree that the Second Amended and Restated Shareholders Agreement is amended and restated in its entirety to be in the form of this Agreement. The shareholders executing this Agreement constitute the Required Signatures to amend the Second Amended and Restated Shareholders Agreement. Additionally, the Series A Investors and the Company hereby agree that the Series A Convertible Preferred Stock Purchase Agreement dated February 12, 1997 among the Company and the Purchasers listed therein is amended by deleting Section 5.02 of the Series A Convertible Preferred Stock Purchase Agreement in its entirety. This Agreement shall govern and be binding on all signatories to each of the Second Amended and Restated Shareholders Agreement and the Original Shareholders Agreement as if a signatory hereto.

This Agreement may not be amended or terminated without the written consents of the following:

(a)	the Company,
(b)	Series A Investors holding at least two-thirds of the outstanding shares of Equity Securities then owned by the Series A Investors,
(c)	Senior Investors holding at least two-thirds of the outstanding shares of Equity Securities (excluding Forced Conversion Common Stock) then owned by the Senior Investors; and
(d)	Management Shareholders holding at least a majority of the outstanding Equity Securities then owned by the Management Shareholders;

provided that, no amendment shall remove the rights of the holders of Forced Conversion Common Stock without the written consent of at least two-thirds of the outstanding Forced Conversion Common Stock then owned by the holders of Forced Conversion Common Stock.

4.6.	Waiver

No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

4.7.	No Third Party Beneficiaries

It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

4.8.	Binding Effect

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

4.9.	Governing Law

This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (excluding the choice of law rules thereof).

4.10.	Notices

All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy, facsimile transmission or email (if followed by regular mail), addressed as follows:

(i)	If to the Company:

MEDecision, Inc.

724 West Lancaster Avenue, Suite 200

Wayne, Pennsylvania 19086

Attention: David St. Clair

Facsimile: (610) 254-5100

email: david.stclair@MEDecision.com

with a copy (which shall not constitute notice) to:

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, Pennsylvania 19103-2799

Attention: Barry M. Abelson, Esq.

Facsimile: (215) 981-4750

email: abelsonb@pepperlaw.com

(ii)	If to any Shareholder, then to the names and addresses set forth on the books and records of the Company.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand-delivered, mailed transmitted, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation. Notwithstanding anything in this Section 4.10 to the contrary, all notices, demands, requests, or other communications which may be or are required to be given, served, or sent to any Investor Shareholder residing outside of the United States shall be delivered by air express courier with regular service to such Investor Shareholder.

4.11.	Execution in Counterparts

To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

MEDECISION, INC.
By:	/s/ David St. Clair

David St. Clair
Chairman of the Board and
Chief Executive Officer

SERIES C INVESTORS
GROTECH PARTNERS V, L.P.
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner
By:	/s/ Dennis J. Shaughnessy

Dennis J. Shaughnessy
Managing Director
GROTECH V MARYLAND FUND L.P. a Delaware Limited Partnership
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner
By:	/s/ Dennis J. Shaughnessy

Dennis J. Shaughnessy
Managing Director

SERIES C INVESTORS CONTINUED
LIBERTY VENTURES I, L.P.
By:	Liberty Ventures, Inc.
Its:	General Partner
By:	/s/ Thomas R. Morse

Thomas R. Morse
President
LIBERTY VENTURES II, L.P.
By:	Liberty Ventures Partners II, LLC
Its:	General Partner
By:	/s/ Thomas R. Morse

Thomas R. Morse
Managing Director
/s/ David St. Clair

David St. Clair

SERIES C INVESTORS CONTINUED

STATE TREASURER OF THE STATE OF MICHIGAN, CUSTODIAN OF THE MICHIGAN PUBLIC SCHOOL EMPLOYEES’ RETIREMENT SYSTEM, STATE EMPLOYEE’S RETIREMENT SYSTEM, MICHIGAN STATE POLICE RETIREMENT SYSTEM, AND MICHIGAN JUDGES RETIREMENT SYSTEM

By:	/s/ David C. Turner

David C. Turner
Administrator, Alternative
Investments Division
BRITANNIA HOLDINGS LIMITED
By:

Name:
Title:
THE PEREGRINE EQUITY FUND, LLP
By:	Pepper Hamilton LLP
Its:	General Partner
By:

Name:
A Partner
By:

Samuel D. Weaver
By:

E. Galey Clarke

SERIES C INVESTORS CONTINUED
By:

Leonard Brooks, III
By:

Phillip K. Keating
By:

David R. Bohn
By:

Frank Drazka
By:

Peter Zurkow
By:

Suzie MacCagnan
By:

Martin Magida
By:

Anne Kavanagh
By:

Harrison Wehner, III

SERIES C INVESTORS CONTINUED
MOMENTUM INVESTMENTS LLC
By:

Name:
Title:
MOMENTUM II INVESTMENTS, LLC
By:

Name: J. Allen Dougherty
Title: Manager
By:

Carl Smith
By:

Kevin Gilbert

SERIES B INVESTORS:
GROTECH PARTNERS V, L.P.
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner
By:	/s/ Dennis J. Shaughnessy

Dennis J. Shaughnessy
Managing Director
GROTECH V MARYLAND FUND L.P. a Delaware Limited Partnership
By:	Grotech Capital Group V, L.L.C.
Its:	General Partner
By:	/s/ Dennis J. Shaughnessy

Dennis J. Shaughnessy
Managing Director

SERIES B INVESTORS CONTINUED
LIBERTY VENTURES I, L.P.

By:	Liberty Ventures, Inc.
Its:	General Partner
By:	/s/ Thomas R. Morse

Thomas R. Morse
President
LIBERTY VENTURES II, L.P.
By:	Liberty Ventures Partners II, LLC
Its:	General Partner
By:	/s/ Thomas R. Morse

Thomas R. Morse
Managing Director

David St. Clair

SERIES B INVESTORS CONTINUED

STATE TREASURER OF THE STATE OF MICHIGAN, CUSTODIAN OF THE MICHIGAN PUBLIC SCHOOL EMPLOYEES’ RETIREMENT SYSTEM, STATE EMPLOYEE’S RETIREMENT SYSTEM, MICHIGAN STATE POLICE RETIREMENT SYSTEM, AND MICHIGAN JUDGES RETIREMENT SYSTEM

By:	/s/ David C. Turner

David C. Turner
Administrator, Alternative
Investments Division
BRITANNIA HOLDINGS LIMITED
By:

Name:
Title:
THE PEREGRINE EQUITY FUND, LLP
By:	Pepper Hamilton LLP
Its:	General Partner
By:

Name:
A. Partner
By:

Samuel D. Weaver
By:

E. Galey Clarke

SERIES B INVESTORS CONTINUED

MOMENTUM INVESTMENTS LLC
By:

Name:
Title:

MOMENTUM II INVESTMENTS, LLC
By:

Name: J. Allen Dougherty
Title: Manager

SERIES B INVESTORS CONTINUED
By:

Leonard Brooks, III

By:

Phillip K. Keating

By:

David R. Bohn

By:

Frank Drazka

By:

Peter Zurkow

By:

Suzie MacCagnan

By:

Martin Magida

By:

Anne Kavanagh

By:

Harrison Wehner, III

SERIES A INVESTORS:

LIBERTY VENTURES I, L.P.
By:	Liberty Ventures, Inc.
Its:	General Partner

By:	/s/ Thomas R. Morse

Thomas R. Morse
President

COMMONWEALTH VENTURE PARTNERS II, L.P.
By:	/s/ Thomas R. Morse

Thomas R. Morse
General Partner

STATE TREASURER OF THE STATE OF MICHIGAN, CUSTODIAN OF THE MICHIGAN PUBLIC SCHOOL EMPLOYEES’ RETIREMENT SYSTEM, STATE EMPLOYEE’S RETIREMENT SYSTEM, MICHIGAN STATE POLICE RETIREMENT SYSTEM, AND MICHIGAN JUDGES RETIREMENT SYSTEM

By:	/s/ David C. Turner

David C. Turner
Administrator, Alternative
Investments Division

MANAGEMENT SHAREHOLDERS
/s/ David St. Clair

David St. Clair

Charlene Weigel

HOLDERS OF FORCED CONVERSION COMMON STOCK:

DWS INVESTMENTS GMBH

CAP GEMINI ERNST & YOUNG US LLC

UBS WARBURG LLC

JANNEY MONTGOMERY SCOTT, LLC

EXHIBIT A

TO SHAREHOLDERS AGREEMENT

DATED AS OF JANUARY   , 2002

DEFINITIONS

“30-day Period” has the meaning set forth in Section 3.5.

“Act” shall mean the Securities Act of 1933, as amended.

“Affiliate” shall mean: (a) with respect to a person, any Family Member; (b) with respect to an entity, any officer, director, stockholder, partner or investor of or in such entity or of or in any Affiliate of such entity; and (c) with respect to a person or entity, any person or entity which directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with such person or entity.

“Agreement” shall mean this Third Amended and Restated Shareholders Agreement.

“Approved Transaction” shall mean a transaction by the Company involving an acquisition, merger or similar transaction which is approved by the holders of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock pursuant to Section 4.3(v)(C)(1)(a) of the Charter.

“Bona Fide Offer” shall have the meaning set forth in Section 3.4.1.

“Business Day” shall mean Monday through Friday and shall exclude any federal or religious holidays.

“Cause” shall mean, in the case of a Director of the Company, (i) the failure to attend (by telephone or in person) more than 75% of the properly noticed meetings (whether regular or special) of the Board of Directors of the Company in any twelve (12) month period, (ii) engaging in behavior which evidences abuse of alcohol, narcotics or illegal substances, (iii) being convicted of a felony or of a crime (whether or not a felony) involving moral turpitude, or (iv) unauthorized disclosure of confidential information (including trade secrets) of the Company to any third party.

“Charter” shall mean the Company’s Amended and Restated Articles of Incorporation and any Certificates of Designation filed thereunder or equivalent charter in the event of a change in the jurisdiction of incorporation.

“Common Stock” shall mean any class of common stock of the Company.

“Company” shall mean MEDecision, Inc., a Pennsylvania corporation, or any successor thereto.

“Company Notice” shall have the meaning set forth in Section 3.2.4.

“Control” shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by Agreement or otherwise).

“Conversion Shares” shall have the meaning set forth in Section 3.5.

“Convertible Securities” shall mean all Preferred Stock, any warrants or other rights to subscribe for or to purchase capital stock of the Company, any options for the purchase of capital stock of the Company, any capital stock, debt or other security exercisable for, convertible into or exchangeable for capital stock of the Company or other Convertible Securities, security or interest in the Company whether or not convertible into or exchangeable for capital stock of the Company.

“Designating Shareholder” shall have the meaning set forth in Section 2.1.

“Directors” shall have the meaning set forth in Section 2.1.

“Employee Shareholder” shall mean the holder of any Series C Stock acquired (directly or by exercise of options acquired thereunder) pursuant to the Equity Inventive Plan.

“Equity Incentive Plan” shall mean the MEDecision, Inc. Series C Equity Inventive Plan dated as of __________________________.

“Equity Securities” shall mean the Common Stock, the Preferred Stock, Convertible Securities, and all Common Stock and Preferred Stock and any other capital stock of the Company issued or issuable upon exercise, conversion or exchange, as the case may be, of or for Convertible Securities, where such securities are now owned or subsequently acquired by a Shareholder.

“Executive Officer” shall mean the chief executive, chief operating and chief financial officers of the Company and any other officer of the Company having the title of Vice President or higher if it would be consistent with past practices that the annual compensation of such person or position is approved by the Board of Directors of the Company or compensation committee thereof.

“Family Member(s)” shall mean any spouse, sibling, or lineal ancestor or descendent.

“First Remaining Shares” shall have the meaning set forth in Section 3.2.2.

“Final Remaining Shares” shall have the meaning set forth in Section 3.2.4.

“Furnished” shall mean supplied, delivered or provided in any way.

“Grotech” shall mean Grotech Partners V, L.P., a Delaware limited partnership.

“Investor Shareholder” shall have the meaning set forth in the recitals to this Agreement.

“Management Shareholder” shall mean each of David St. Clair and Charlene Weigel, and their respective successors.

“New Securities” shall have the meaning set forth in Section 3.5.

“Notice of Refused Securities” shall have the meaning set forth in Section 3.5.

“Offering” shall have the meaning set forth in Section 3.5.

“Offer Notice” shall have the meaning set forth in Section 3.5.

“Offer Price” shall have the meaning set forth in Section 3.2.1.

“Offered Shares” shall have the meaning set forth in Section 3.2.1.

“Preemptive Right” shall have the meaning set forth in Section 3.5.

“Preferred Stock” shall mean any class of the Company’s Preferred Stock.

“Pro Rata Share” shall have the meaning set forth in Section 3.5.

“QIPO” shall mean the first public sale of the Common Stock of the Company pursuant to an effective registration statement under the Act, as amended, for the account of the Company resulting in proceeds to the Company of not less than $30,000,000 and as to which the public offering price per share of Common Stock multiplied by the number of fully diluted shares of Common Stock outstanding immediately prior to closing of the offering (including, for purposes of this calculation, the aggregate number of shares of Common Stock into which all shares of Preferred Stock then outstanding may be converted) shall equal not less than $150,000,000.

“Refused Securities” shall have the meaning set forth in Section 3.5.

“Sale of the Company” shall have the meaning set forth in Section 3.4.1.

“Second Remaining Shares” shall have the meaning set forth in Section 3.2.3.

“Selling Shareholder” shall have the meaning set forth in Section 3.2.1.

“Senior Acceptance” shall have the meaning set forth in Section 3.2.2.

“Senior Investors” shall mean the persons listed on the signature pages hereto as Series B Preferred Investors and the persons listed on the signature pages hereto as Series C Investors.

“Senior Preferred Stock” shall mean the shares of the Company’s Series B Preferred Stock and the shares of the Company’s Series C Preferred Stock.

“Senior Majority” shall have the meaning set forth in Section 3.4.2.

“Senior Notice” shall have the meaning set forth in Section 3.4.2.

“Senior Option Period” shall have the meaning set forth in Section 3.4.2.

“Senior Shares” shall have the meaning set forth in Section 3.4.1.

“Series A Acceptance” shall have the meaning set forth in Section 3.2.3.

“Series A Investor” shall have the meaning set forth in the recitals to this Agreement.

“Series A Preferred Stock” shall mean the Series A Preferred Stock of the Company, no par value.

“Series B Preferred Stock” shall mean the Series B Convertible Preferred Stock of the Company, no par value.

“Series C Preferred Stock” shall mean the Series C Convertible Preferred Stock of the Company, no par value.

“Series C Purchase Price” shall mean the price per share of Series C Preferred Stock as set forth in Section 2.1 of the Series C Purchase Agreement.

“Series C Purchase Agreement” shall have the meaning set forth in the recitals.

“Shareholder(s)” shall have the meaning set forth in the preamble to this Agreement.

“Shareholder Acceptance” shall have the meaning set forth in Section 3.2.3.

“Shareholder Group” shall have the meaning set forth in Section 3.5.

“St. Clair Acceptance” shall have the meaning set forth in Section 3.2.5.

“Strategic Investors” means any investors in securities of the Company which, as determined in good faith by the Board of Directors of the Company including each of the Directors designated by the Investor Shareholders pursuant to Section 2.1(a)(ii)(A) hereof, are making an investment primarily for strategic business reasons and not as a passive investment in securities of the Company.

“Third Party” shall mean any person or entity excluding each of the following: (a) the Company and any Affiliate or associate of the Company; (b) each of the Shareholders and any of their respective successors, officers, directors, Affiliates or associates, and partners (limited and general); or (c) each of the Shareholders that are a party to this Agreement as of the date hereof.

“Third Party Offer” shall have the meaning set forth in Section 3.2.1.

“Third Party Transferee” shall have the meaning set forth in Section 3.2.6.

“Transfer” means the sale, gift, mortgage, pledge, exchange, assignment or other disposition or transfer, including a disposition under judicial order, legal process, execution, attachment or enforcement of an encumbrance, but shall not include: (a) a transfer by any Shareholder that is a party to this Agreement as of the date hereof to any other Shareholder that is a party to this Agreement as of the date hereof; (b) any bona fide gift by a Shareholder to such Shareholder’s Family Member or any charitable organization within the meaning of Section 170 of the Internal Revenue Code of 1986, as amended; provided that (A) the transferring Shareholder shall notify the Company of such pledge, transfer or gift prior to effecting it, and (B) the pledgee, transferee or donee, as the case may be, shall furnish the Company with a written agreement satisfactory to the Company agreeing to be bound by and to comply with all provisions of this Agreement; (c) a transfer by any Shareholder to any general or limited partner or Affiliate of such Shareholder, respectively, provided that the transferees shall hold the Equity Securities subject to the terms of this Agreement and, as a condition precedent to such transfers, shall be required to execute and deliver this Agreement; (d) any pledge of Equity Securities pursuant to a bona fide loan transaction that creates a mere security interest; provided, that as a condition of executing upon such security interest in the event of default, the pledgee shall furnish the Company with a written agreement satisfactory to the Company agreeing to be bound by and to comply with all provisions of this Agreement; or (e) by will or the laws of descent and distribution.

“Transfer Notice” shall have the meaning set forth in Section 3.2.1.

“Unlocking Option” shall have the meaning set forth in Section 3.4.1.